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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - DECEMBER 24, 1998
                                                   -----------------

                                  BYL BANCORP
                                 ------------
                (Exact name of registrant as specified in its charter)

       CALIFORNIA                  000-23257                33-0755794
       ----------                  ---------                ----------
(Name or other jurisdiction       (Commission              IRS Employer
     of incorporation)            File Number)          Identification No.)



1875 NORTH TUSTIN AVENUE, ORANGE, CALIFORNIA                          92865
---------------------------------------------                         -----
     (Address of principal executive officer)                       (Zip Code)


(Registrants' telephone number, including area code) -- (714) 685-1317
                                                        --------------



                    18206 IMPERIAL HIGHWAY, YORBA LINDA, CA  92886
                    ----------------------------------------------
            (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS

On December 10, 1998, BYL Bank Group ("BYL"), a wholly-owned subsidiary of BYL Bancorp (the "Company"), entered into a Pooling and Servicing Agreement dated as of October 31, 1998 (the "Pooling Agreement") between BYL, as Servicer and Master Servicer, and Marine Midland Bank, as Trustee (the "Trustee") whereby BYL has transferred certain unguaranteed interests (the "Unguaranteed Interests") in loans (the "SBA Loans") partially guaranteed by the U.S. Small Business Administration ("SBA") to a newly-created trust (the "Trust") for the benefit of the SBA and the holders of certificates representing interests in such Trust. The Trust consists of the Unguaranteed Interests in such SBA Loans that are subject to the Pooling Agreement, and the Trust has issued three (3) classes of certificates representing certain fractional undivided ownership interests in the Trust. The aggregate principal amount of the Unguaranteed Interests delivered to the Trust on October 31, 1998 equaled approximately $38.1 million.

Pursuant to the Pooling Agreement, the Trust issued $34.4 million aggregate principal amount of BYL Bank Group SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A ("Class A Certificates"), $6.02 million aggregate principal amount of BYL Bank Group SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class M ("Class M Certificates") and $2.58 million aggregate principal amount of BYL Bank Group SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class B ("Class B Certificates").

The Class A and the Class M Certificates were sold to a limited number of "Qualified Institutional Buyers" as defined in Rule 144A under the Securities Act of 1933, and institutional "Accredited Investors" as defined in Rule 501 under the Securities Act. Pursuant to the requirements of the SBA, the Class B Certificate were retained by BYL and are subordinate to the Class A and Class M Certificates. The Class M Certificates are subordinate to the Class A Certificates.

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The securities offered will not be and have not been registered under the
Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7.       FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

99(1) Copy of Press Release.


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                                     SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BYL BANCORP


Dated:  December 24, 1998          By: /s/ BARRY J. MOORE
                                       --------------------------------
                                        Barry J. Moore
                                        Senior Executive Vice President


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